UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 6, 2015

XURA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Quannapowitt Parkway
Wakefield, MA
01880

(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (781) 246-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Xura, Inc. (the “Company”) filed a Current Report on Form 8-K on August 6, 2015 (the “Original Filing”) announcing that the Company had completed its acquisition (the “Acquisition”) of Acision Global Limited, a private company formed under the laws of England and Wales (“Acision”).
In the Original Filing, the Company indicated that it would file the financial statements and pro forma financial information required under Item 9.01(a) and Item 9.01(b) with respect to the Acquisition no later than 71 calendar days after the due date of the Original Filing. The Company is now filing this Amendment No. 1 on Form 8-K/A for the purposes of amending the Original Filing to provide the financial statements and pro forma financial information relating to the Acquisition as required by Item 9.01(a) and Item 9.01(b) of Form 8-K, and to include the exhibits under Item 9.01(d) of this Form 8-K/A. No other changes have been made to the Original Filing.
Item 9.01.    Financial Statements and Exhibits
(a) Financial Statement of Businesses Acquired.
The audited consolidated financial statements of Acision B.V. for the years ended December 31, 2012, 2013 and 2014 and the accompanying notes are attached hereto as Exhibit 99.2 and incorporated herein by reference. Acision is a holding company formed on September 5, 2014 that holds all of the equity interests of Acision B.V. Other than its equity interest in Acision B.V., Acision does not have any other assets or liabilities. The assets, liabilities and operations of Acision B.V. reflect the acquired business. The Company has presented certain financial information of Acision B.V. in accordance with International Financial Reporting Standards issued by the International Accounting Standards Board. These presentations are made in accordance with relief provided by the Commission under Section 6410.9 (“Section 6410.9”) of the Division of Corporation Finance’s Financial Reporting Manual. In certain circumstances and with the Commission’s approval, Section 6410.9 provides relief from Rule 3-05 and Regulation S-X requirements to reconcile the financial statements of an acquired foreign corporation with U.S. GAAP.
(b) Pro Forma Financial Information
The following unaudited pro forma consolidated financial information is attached hereto as Exhibit 99.3 and incorporated herein by reference.

•	Unaudited pro forma condensed combined balance sheet as of July 31, 2015.

•	Unaudited pro forma condensed combined statement of operations for the six months ended July 31, 2015.

•	Unaudited pro forma combined statement of operations for the fiscal year ended January 31, 2015.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.2	Audited consolidated financial statements for the years ended December 31, 2012, 2013 and 2014 and related notes.

99.3
Unaudited pro forma condensed combined balance sheet of Xura, Inc. as of July 31, 2015, unaudited pro forma condensed combined statement of operations for the six months ended July 31, 2015 and unaudited pro forma combined statement of operations for the fiscal year ended January 31, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

XURA, INC.

Date: October 22, 2015	By:	/s/ Jacky Wu
	Name:	Jacky Wu
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.2	Audited consolidated financial statements for the years ended December 31, 2012, 2013 and 2014 and related notes.

99.3
Unaudited pro forma condensed combined balance sheet of Xura, Inc. as of July 31, 2015 and unaudited pro forma condensed combined statement of operations for the six months ended July 31, 2015 and unaudited pro forma combined statement of operations for the fiscal year ended January 31, 2015.